  Filed Pursuant to Rule 497
 File No. 333-214232
FS ENERGY TOTAL RETURN FUND

Supplement dated January 30, 2019 to

Prospectus dated February 28, 2018

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Energy Total Return Fund (the “Fund”), dated February 28, 2018 (as may be supplemented and amended, the “Prospectus”). Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.
You should carefully consider the “Types of Investments and Related Risks” beginning on page 33 of the Prospectus before you decide to invest in the Fund’s Shares.
Management of the Fund
On December 19, 2018, Zachary Klehr resigned from his position as executive vice president of the Fund and on January 23, 2019, Zachary Klehr resigned from his position as executive vice president of FS Energy Advisor and as a member of FS Energy Advisor’s investment committee.
On January 23, 2019, Daniel Picard was appointed as a member of FS Energy Advisor’s investment committee.
Following such resignation and appointment, FS Energy Advisor’s investment committee is comprised of four members: Michael Kelly, Robert Haas, Daniel Picard and David Weiser. All references to Mr. Klehr in the Prospectus are hereby removed.
As a result of the foregoing, this supplement supplements the subsection of the Prospectus entitled “Management of the Fund—Investment Personnel” by replacing the first sentence of the first paragraph thereof in its entirety with the following:
“The management of the Fund’s investment portfolio is the responsibility of FS Energy Advisor and its investment committee, which is currently comprised of Michael Kelly, Robert Haas, Daniel Picard and David Weiser.”
This supplement supplements the subsection of the Prospectus entitled “Management of the Fund—Investment Personnel” by inserting the following paragraph immediately before the last paragraph thereof:
Daniel Picard currently serves as head of product development and has been with FS Investments since June 2012. He is responsible for researching, designing and launching new alternative investment and real estate offerings. Before joining the product development team, Mr. Picard worked in the firm’s product strategy group, where he produced education, research and marketing content for financial advisors. Prior to FS Investments, Mr. Picard was a Vice President at Barclays Capital, where he worked for five years as a trader of leveraged loans and loan credit derivatives. Prior to Barclays, he spent three years at Citigroup, working first as a corporate banking analyst in Citi’s energy group in Houston and then as a fixed income analyst in Citi’s project finance group in New York. Mr. Picard graduated with honors from Trinity College where he received his BA in Economics.

FS ENERGY TOTAL RETURN FUND

Supplement dated January 30, 2019 to

Statement of Additional Information dated February 28, 2018

This supplement contains information which amends, supplements or modifies certain information contained in the Statement of Additional Information of FS Energy Total Return Fund (the “Fund”), dated February 28, 2018 (as may be supplemented or amended, the “SAI”). Capitalized terms used in this supplement have the same meanings as in the SAI, unless otherwise stated herein.
You should carefully consider the “Types of Investments and Related Risks” beginning on page 33 of the Prospectus before you decide to invest in the Fund’s Shares.
Management of the Fund
On December 19, 2018, Zachary Klehr resigned from his position as executive vice president of the Fund and on January 23, 2019, Zachary Klehr resigned from his position as executive vice president of FS Energy Advisor and as a member of FS Energy Advisor’s investment committee.
On January 23, 2019, Daniel Picard was appointed as a member of FS Energy Advisor’s investment committee.
Following such resignation and appointment, FS Energy Advisor’s investment committee is comprised of four members: Michael Kelly, Robert Haas, Daniel Picard and David Weiser. All references to Mr. Klehr in the Statement of Additional Information are hereby removed.
As a result of the foregoing, this supplement supplements the subsection of the Statement of Additional Information entitled “Management of the Fund—Portfolio Management—Other Accounts Managed by Portfolio Managers” by inserting the following in the table of such subsection in the appropriate alphabetical order:
Daniel Picard
Registered Investment Companies	1	$20,000	—	$—
Other Pooled Investment Vehicles	—	$—	—	$—
Other Accounts	—	$—	—	$—
This supplement supplements the subsection of the Statement of Additional Information entitled “Management of the Fund—Portfolio Management—Securities Ownership of Portfolio Managers” by inserting the following in the table of such subsection in the appropriate alphabetical order:
Daniel Picard
None